SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported):
                                 March 17, 2000

                            U.S. Wireless Data, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     Colorado                  0-22848                      84-1178691
 ----------------            -----------                  ------------------
(State or other             (Commission                  (IRS Employer
 jurisdiction                File Number)                 Identification No.)
 of incorporation)



                          805 Third Avenue, 8th Floor
                               New York, NY 10022
                     --------------------------------------
                    (Address of principal executive offices)


                    Registrant's Telephone Number, including
                            area code (212) 750-7766



                          2200 Powell Street, Suite 800
                              Emeryville, CA 94608
                  --------------------------------------------
                 (Former Address, if changed since last report)

Item 5:  Other Events

     On March 20, 2000, U.S. Wireless Data, Inc. issued a press release announcing a closing of a private placement. A copy of the press release is attached hereto as Exhibit 99.

     In a separate matter, in March 2000, the Company's principal executive offices moved from California to New York.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               99.  Press Release dated as of March 20, 2000.




























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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 24, 2000

                                             U.S. WIRELESS DATA, INC.



                                             By:  /s/ Dean M. Leavitt
                                                --------------------------------
                                                  Dean M. Leavitt
                                                  Chief Executive Officer

























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